UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 03, 2025
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, 9th Floor
New York,	New York	10016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
OUTFRONT Media Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on June 3, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted for (1) the re-election of six incumbent directors, Nicolas Brien, Angela Courtin, Manuel A. Diaz, Michael J. Dominguez, Peter Mathes and Susan M. Tolson, to the Board of Directors; (2) the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2025; and (3) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting were as follows:

(1) Election of six director nominees.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicolas Brien	151,634,170	2,524,127	23,053	11,263,306
Angela Courtin	135,059,767	19,102,611	18,972	11,263,306
Manuel A. Diaz	152,320,885	1,841,930	18,535	11,263,306
Michael J. Dominguez	150,754,763	3,393,043	33,544	11,263,306
Peter Mathes	150,295,252	3,865,458	20,640	11,263,306
Susan M. Tolson	124,247,546	29,914,711	19,093	11,263,306

(2) Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
164,984,532	436,058	24,066	—

(3) Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,365,638	3,722,435	93,277	11,263,306

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: June 3, 2025